Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 59 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 15, 1998, relating to the financial statements and financial highlights appearing in the October 31, 1998 Annual Reports to Shareholders of Chase Vista Balanced Fund, Chase Vista Bond Fund, Chase Vista Capital Growth Fund, Chase Vista Equity Income Fund, Chase Vista Focus Fund, Chase Vista Growth and Income Fund, Chase Vista Large Cap Equity Fund, Chase Vista Short Term Bond Fund, Chase Vista Small Cap Equity Fund, Chase Vista Small Cap Opportunities Fund, Chase Vista U.S. Government Securities Fund and Chase Vista U.S. Treasury Income Fund (separately managed portfolios of Mutual Fund Group), which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
May 21, 1999